UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 1, 2012

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Effective October 1, 2012, the Board of Directors of Lucas Energy, Inc. (“Lucas” or the “Company”) adopted certain amendments to the Company’s Bylaws (the “Bylaws”), which are described in greater detail under Item 5.03, below.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective October 1, 2012, the Board of Directors of the Company adopted the following amendments to the Bylaws:

1)
Section 2.14 of the Bylaws was amended to provide that shareholders of the Company holding not less than 2/3rds of the outstanding shares entitled to vote at an election of Directors may remove Directors of the Company.  Previously, the Company’s Bylaws incorrectly stated that shareholders holding a majority of the outstanding shares entitled to vote at an election of Directors could remove Directors; however such provision was inconsistent with Section 78.355 of the Nevada Revised Statutes (the “NRS”), which requires 2/3rds vote.

2)
Section 2.15(a) and (b) of the Bylaws were amended to provide the Board of Directors (by majority vote though less than a quorum, or by a sole remaining Director) has the right to temporarily fill vacancies created as a result of an increase in the number of members of the Board of Directors, until such Directors are formally approved at or until a qualified successor is elected at, a Shareholders’ meeting of the Company.  Previously the Bylaws provided that only the shareholders could fill vacancies created by an increase in the number of the Company’s Directors.  This change is consistent with the NRS, which provides (Section 78.335(5)) that “[a]ll vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation.”

3)
Section 3.14 of the Bylaws was amended to provide that special meetings of the shareholders of the Company could be called at any time by (a) the President; (b) the Board of Directors; or (c) one or more Shareholders holding in the aggregate thirty percent (30%) or more of all the shares entitled to vote at the meeting.  Previously, only (a) the President; (b) the Board of Directors; or (c) one or more Shareholders holding in the aggregate one-tenth or more of all the shares entitled to vote at the meeting could call a special meeting of the shareholders. The NRS (Section 78.310) states that “[u]nless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors.”

The description of the amendments to the Bylaws set forth above is not complete and is qualified in its entirety by the copy of the Company’s Bylaws as Restated, which takes into effect the amendments described above, which is filed herewith as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

3.1*	Bylaws as Restated

* Filed herewith

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: / s / William A. Sawyer
Name: William A. Sawyer
Title: Chief Executive Officer

Date: October 2, 2012

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

3.1*	Bylaws as Restated

* Filed herewith